FIRST INVESTORS LIFE SERIES VALUE FUND
RISK/RETURN
1.
In the Summary Section for the Value Fund, under the heading “Principal Investment Strategies” on page 34, the last sentence in the first paragraph and the entire second paragraph are deleted and replaced with the following:

The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.

The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.  The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.

2.	In the Summary Section for the Value Fund, under the heading “Market Risk” on page 34, the following disclosure is added at the end of the paragraph:

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.

3.	In the Summary Section for the Value Fund on page 34, a new risk heading, "Dividend Risk", is added after the "Mid-Size and Small-Size Company Risk" disclosure as follows:

Dividend Risk.  At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  The Fund may not have sufficient income to pay its shareholders regular dividends.